SECOND LOAN EXTENSION AND
                             MODIFICATION AGREEMENT


         This Second Loan Extension and Modification Agreement (this "Agreement") is made and entered into this 2nd day of October, 1998, by and between ZIONS FIRST NATIONAL BANK ("Lender") and MERIT MEDICAL SYSTEMS, INC., ("Merit Medical Systems"), MERIT MEDICAL INTERNATIONAL, INC. ("Merit Medical International"), MERIT HOLDINGS, INC. ("Merit Holdings"), and SENTIR, INC. ("Sentir"). Merit Medical Systems, Merit Medical International, Merit Holdings, and Sentir are hereafter collectively referred to as "Borrowers").

                                    Recitals
                                    --------

         A. Borrowers have a revolving line of credit (the "Line of Credit") with Lender in the current maximum principal amount of $10,500,000.00, evidenced and governed by the following documents, among others (collectively the "Loan Documents"):


                  1.       Loan Agreement dated October 10, 1995 entered into by
                           Merit Medical Systems (the "Loan Agreement");
                  2.       Promissory   Note  dated  October  10,  1995  in  the
                           original maximum principal amount of $8,500,000.00 entered into by Merit Medical Systems (the "Note");
                  3. Trust Deed with Assignment of Rents dated October 10, 1995, executed by Merit Medical Systems, as Trustor, and recorded October 18, 1995 as Entry No. 6192795 in Book 7251 beginning at Page 0903 of the official records of the Salt Lake County Recorder (the "Trust Deed");
                  4. Security Agreement dated October 10, 1995, entered into by Merit Medical Systems, whereby Merit Medical Systems granted to Lender a security interest in, among other things, all of its inventory, accounts, general intangibles (including, without limitation, certain patents described in the Security Agreement), equipment, furnishings, and fixtures, all as more particularly described in the Security Agreement (the "Security Agreement");
                  5. Loan Extension and Modification Agreement dated October 10, 1997 entered into by Merit Medical Systems, whereby the Line of Credit was modified as follows: (a) the maturity date of the Line of Credit was extended to October 1, 1998, (b) the maximum principal amount of the Line of Credit was increased to $10,500,000.00, (c) the interest rate on the Line of Credit was reduced by .25%, (d) the maximum amount of raw materials and finished goods used to calculate the limitation on advances under the Line of Credit was increased from $3,000,000.00 to $3,500,000.00,
                           (e) the ratio of total liabilities to tangible net worth was increased from [1.0 to 1.0] to [1.10 to 1.0], and (f) the maximum working capital requirement was increased from $7,000,000.00 to $9,000,000.00;
                  6. Supplemental Trust Deed dated October 10, 1997 executed by Merit Medical Systems, as Trustor, and


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

                           recorded October 21, 1997 as Entry No. 6768327 in Book 7786 beginning at Page 0554 of the official records of the Salt Lake County Recorder;
                  7. Loan Assumption Agreement dated October 10, 1997 entered into by Borrowers, whereby Merit Medical International, Merit Holdings, and Sentir assumed the liabilities, duties, and obligations of Merit Medical Systems under the Loan Documents and became additional makers of the Note, and Merit Holdings and Sentir became additional debtors under the Security Agreement, all without affecting the existing liabilities of Merit Medical Systems thereunder (the "Assumption Agreement").

         B. Borrowers have requested that Lender extend the maturity date of the Line of Credit until October 1, 1999 and modify the Line of Credit by: (a) reducing the interest rate based on the LIBOR Rate by 1.00% and (b) increasing the maximum amount of raw materials and finished goods used to calculate the limitation on advances under the Line of Credit from $3,500,000.00 to $4,000,000.00. Lender is willing to do so, subject to the terms and conditions of this Agreement, which include not interrupting or otherwise adversely affecting the priority of Lender's lien and security interests created under and evidenced by the Trust Deed and the Security Agreement.

                                    Agreement
                                    ---------

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrowers hereby agree and modify the Line of Credit and Loan Documents as follows:

         1. Except as otherwise expressly provided herein, terms defined in the Loan Documents shall have the same defined meanings in this Agreement.

         2. The parties represent and warrant to each other that, in deciding to enter into this Agreement, they each (a) made their own due diligence investigation and evaluation; (b) had all of the information they needed; (c) did not rely on any statements, acts, or omissions except as expressly set forth in this Agreement; (d) were not acting under any duress, compulsion, or undue influence; and (e) were (or had the opportunity to be) advised by independent legal counsel.

         3. By this Agreement, the Line of Credit and the Loan Documents are modified as follows:

                  A. The maturity date of the Line of Credit is extended from October 1, 1998 to October 1, 1999. All amounts owing on the Line of Credit shall become immediately due and payable on October 1, 1999.

                  B. The interest rate based on the LIBOR Rate (as defined in the Note) specified in the Note shall be reduced by 1.00%, or in other words from 2.85% above the LIBOR Rate to 1.85% above the LIBOR Rate.


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

                  C. The maximum amount of raw materials and finished goods used to calculate the limitation on advances under the Line of Credit are increased from $3,500,000.00 to $4,000,000.00.

                  D.  The  following  provision  is  hereby  added  to the  Loan
                      Agreement:

                           Year 2000  Compliance.  "Year 2000 compliant"  means,
                  with regard to any entity, that all material software utilized by such entity is able to fully function without causing any error to such entity's date-sensitive data. "Providers" means the key suppliers, vendors, and customers of Borrowers whose business failure would, with reasonable probability, result in a material adverse change in the financial condition or prospects of Borrowers.

                           Borrower  has or will  soon  have  (i)  undertaken  a
                  detailed assessment of all areas within its initial business and operations that could be adversely affected by the failure of Borrowers to be Year 2000 compliant, (ii) developed and implemented a detailed plan for becoming Year 2000 compliant on a timely basis, and (iii) made written inquiry of each of its Providers as to whether the Providers will be Year 2000 compliant on a timely basis. Borrowers will promptly advise Lender in writing upon the occurrence of any of the following:
                  (i) Borrowers determine or Borrowers are advised by their accountants, financial advisers, consultants, or any Provider that Borrowers or any Provider will not be Year 2000 compliant on a timely basis or (ii) Borrowers or any Provider experiences data or data processing problems due to failure to be Year 2000 compliant.

         4. Contemporaneous with the execution and delivery of this Agreement, Merit Medical Systems shall execute and deliver to Lender a Supplemental Trust Deed, in a form acceptable to Lender, whereby the Trust Deed is supplemented to state the extended maturity date and reduced interest rate under the Line of Credit.

         5. Except as expressly modified by this Agreement, all of the terms and conditions of the Line of Credit and the Loan Documents shall remain in full force and effect, and, as modified by this Agreement, the Line of Credit shall continue to be secured as provided in the Loan Documents.

         6. Representations and Warranties. Borrowers each hereby affirm and again make the representations and warranties set forth in Article 5 Representations and Warranties of the Loan Agreement and Paragraph 5 of the Assumption Agreement as of the date of this Agreement.

         7. Authorization. Borrowers each represent and warrant that the execution, delivery, and performance of this Agreement and all agreements, documents, obligations, and transactions herein contemplated have been duly


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

authorized by all necessary corporate action on the part of each Borrower and are not inconsistent with the Articles of Incorporation, By-Laws, or any resolution of the Board of Directors of any Borrower, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract, or other instrument to which any Borrower is a party or by which any Borrower is bound, and that upon execution and delivery hereof, this Agreement will constitute a legal, valid, and binding agreement and obligation of each Borrower, enforceable in accordance with its terms.

         8. Conditions to Modification. This Agreement shall become valid, binding, and enforceable only upon satisfaction of the following conditions. All of the documents referred to below must be in a form and substance acceptable to Lender.

                  a. This Agreement and all other documents requested by Lender shall have been fully executed and delivered to Lender.

                  b. All of the documents requested by Lender which require filing or recording have been properly filed and recorded so that all of the liens and security interests granted to Lender in connection with the Loan will be properly created and perfected and will have a priority acceptable to Lender.

         All conditions precedent set forth in this Agreement are for the sole benefit of Lender and may be waived unilaterally by Lender.

         9. Integrated Agreement; Amendment. This Agreement and the Loan Documents, as modified by this Agreement, constitute the entire agreements and understandings between the parties with respect to the Line of Credit, and may not be altered or amended except by written agreement signed by the parties. PURSUANT TO UTAH CODE SECTION 25-5-4, BORROWERS ARE NOTIFIED THAT THIS AGREEMENT AND THE LOAN DOCUMENTS, AS MODIFIED BY THIS AGREEMENT, ARE A FINAL EXPRESSION OF THE AGREEMENTS BETWEEN LENDER AND BORROWERS AND THESE AGREEMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED ORAL AGREEMENT.

         10. This Agreement is made pursuant to and shall be construed in accordance with the laws of the State of Utah.

                                    LENDER:
                                    -------

                                    ZIONS FIRST NATIONAL BANK


                                    By: /s/ Jennifer T. Sullivan
                                       -----------------------------------------

                                    Title: Asst. Relationship Manager
                                          --------------------------------------


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

                                    BORROWERS:
                                    ----------


                                    MERIT MEDICAL SYSTEMS, INC.


                                    By: /s/ Kent Stanger
                                       -----------------------------------------

                                    Title: CFO
                                          --------------------------------------


                                    MERIT MEDICAL INTERNATIONAL, INC.


                                    By: /s/ Kent Stanger
                                       -----------------------------------------

                                    Title: V.P.
                                          --------------------------------------



                                    MERIT HOLDINGS, INC.


                                    By: /s/ Kent Stanger
                                       -----------------------------------------

                                    Title: V.P.
                                          --------------------------------------



                                    SENTIR, INC.


                                    By: /s/ Kent Stanger
                                       -----------------------------------------

                                    Title: SEC
                                          --------------------------------------


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